Exhibit 10.2

SECOND ADDENDUM TO

FOURTH AMENDED AND RESTATED INDEPENDENT AGENCY AGREEMENT

THIS SECOND ADDENDUM TO FOURTH AMENDED AND RESTATED INDPENDENT AGENCY AGREEMENT (this “Addendum”) is entered into on February 19, 2013 by and between NETSPEND CORPORATION, a Delaware corporation (“NetSpend”), and ACE CASH EXPRESS, INC., a Texas corporation (“ACE”).

WHEREAS, ACE and NetSpend have entered into that certain Fourth Amended and Restated Independent Agency Agreement, dated as of June 28, 2008, as amended by that certain Memorandum of Understanding, dated as of September 9, 2010 (the “MOU”), as amended further by that certain Addendum to Fourth Amended and Restated Independent Agency Agreement, dated as of May 1, 2012 (as so amended, the “Agreement”); and

WHEREAS, ACE and NetSpend desire to enter into this Addendum to amend the Agreement as set forth herein effective as of the Effective Date (as defined herein);

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.              Addendum.   Subject to Section 10 below, this Addendum shall be attached to and form a part of the Agreement for all purposes as of the Effective Date and to the extent anything contained herein conflicts with or otherwise is different from the provisions of the Agreement, the terms hereof shall control.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

2. .        Bonus Payment. Within ten (10) days after the Closing (defined below), NetSpend will make a cash payment to ACE in the amount of $3,000,000.

3.              Fees.

(a)         Section 6 of the Agreement is hereby amended by adding the following paragraph (c) thereto:

“(c)    ACE shall additionally be entitled to *** as set forth in Schedule 9 hereto (the “***”).”

(b)         Schedule 3 to the Agreement is hereby deleted and replaced in its entirety with Schedule 3 attached hereto.

(c)          Schedule 9 attached hereto is hereby added to the Agreement as Schedule 9.

4.              Exclusivity.  The Parties acknowledge and agree that the restrictions set forth in Section 7 of the Agreement do not apply to any activities of ACE (or its direct or indirect subsidiaries) conducted outside the United States.

5.              Marketing.  The table set forth in Section 8(b) of the Agreement shall be deleted and replaced in its entirety with the following:

***

6                 Termination Date.  Section 17(a) of the Agreement is hereby deleted and replaced in its entirety with the following:

“(a)                  The term of this Agreement begins on the Effective Date and shall continue until terminated in accordance with the next sentence or in accordance with Section 17(b).  Either Party may cause the term of this Agreement to expire at 11:59 p.m. (Central Time) on March 31, 2021 or on any anniversary of that date (March 31, 2021 and any anniversary of that date, the “Annual Expiration Date”) by giving written notice to the other Party of the notifying Party’s intent to terminate this Agreement at least 270 days before the Annual Expiration Date; if that notice is timely given, the term of this Agreement shall expire on the Annual Expiration Date immediately following the date on which that notice was given.  Any other reference in this Agreement to the “termination” of this Agreement shall include, without limitation, the expiration of the term set forth in this Section 17(a).”

7.              MOU.  Section 2 of the MOU is hereby amended by deleting the last sentence thereof and replacing it with the following:

“Notwithstanding anything to the contrary contained herein, in the event that ***.”

8.              Other Terms of Agreement.  Except as amended by this Addendum, the Agreement remains in effect in accordance with its terms as heretofore amended or supplemented by the parties.

9.              Miscellaneous.  This Addendum shall be governed by, construed in accordance with, and enforced under the laws of the State of Texas without regard to its conflicts of law principles.  This Addendum may be executed in counterparts, each of which shall be an original, but all of which shall constitute one, and the same, document. Signatures of the parties may be exchanged by facsimile, and such facsimile signature pages shall be deemed originals in all respects.

10.       Effective Date.  With the exception of Section 2 above the terms of which shall become effective upon the Closing (as defined in that certain Agreement and Plan of Merger by and among NetSpend Holdings, Inc., Total System Services, Inc. and General Merger Sub, Inc.), the effective date of the terms of this Addendum shall be the first day of the first calendar month immediately following the Closing (the “Effective Date”).

©2010 NetSpend Corporation

CONFIDENTIAL

IN WITNESS WHEREOF, each of the parties has entered into this Addendum as of the date first above written.

ACE:

ACE CASH EXPRESS, INC.

By:	/s/ Jay Shipowitz
(Signature of Authorized Officer)

Jay Shipowitz
(Print Name of Authorized Officer)

CEO
(Title of Officer)

NETSPEND:

NETSPEND CORPORATION

By:	/s/ Daniel Henry
(Signature of Authorized Officer)

Daniel R. Henry
(Print Name of Authorized Officer)

CEO
(Title of Officer)

Schedule 3

NETSPEND FEES

1.                                      NetSpend Load Fees/Card Withdrawal Fees

NetSpend shall pay to ACE a fee with respect to each month (the “NetSpend Load Fee”) equal to a percentage of all funds (i) loaded onto NetSpend Cards at Participating Stores during such month and (ii) loaded onto ACE/NetSpend Cards (as hereinafter defined) via the NetSpend Service Website during such month (not including loads made via Direct Deposit (as hereafter defined)), such percentage to be based on the aggregate amount of funds (i) loaded onto NetSpend Cards at Participating Stores during such month and (ii) loaded onto ACE/NetSpend Cards via the NetSpend Service Website during such month (not including loads made via Direct Deposit) (such aggregate amount, the “Monthly Load Volume”) as follows:

Monthly Load Volume	ACE Percentage

<$***	***	%
>$***	***	%
>$***	***	%
>$***	***	%

Notwithstanding the foregoing, in the event that the Monthly Load Volume for a particular month exceeds $***, the NetSpend Load Fee for such month shall be equal to the sum of (i) *** and (ii) the product of (A) the Monthly Load Volume for such month, less $*** and (B) ***%.

If a customer effects a Cash Withdrawal from a Participating Store using a NetSpend Card in any month, ACE shall pay to NetSpend a card withdrawal fee (the “Card Withdrawal Fee”) equal to a percentage (the “NetSpend Percentage”) of all Cash Withdrawals effected at Participating Stores for such month, such percentage to be determined based on the Direct Deposit Load Volume (as hereinafter defined) for such month as follows:

Direct Deposit Load Volume	NetSpend Percentage

<$***	***	%
>$***	***	%
>$***	***	%
>$***	***	%

Notwithstanding the foregoing, in the event that the Direct Deposit Load Volume for a particular month exceeds $***, the NetSpend Percentage will be equal to a fraction, the numerator of which shall be equal to the Direct Deposit Fee (as hereinafter defined) payable to ACE by NetSpend for such month, and the denominator of which shall be equal to the Direct Deposit Load Volume for such month.

On or before the second (2nd) Business Day of each month, ACE shall provide NetSpend with an aggregate list of the number of all Cash Withdrawals effected at Participating Stores by customers using a NetSpend Card and the aggregate amount of such Cash Withdrawals for the preceding calendar month. NetSpend will offset the Cash Withdrawals Fees accrued for a particular month against the NetSpend Fees payable to ACE for such month.

2.                                      Monthly Subscription Fees

NetSpend shall pay to ACE a fee with respect to each month (the “Monthly Subscription Fee”) for each ACE/NetSpend Card that is enrolled in a service plan for which NetSpend collects a monthly fee (“Monthly Customer Subscription Fee”) from the accountholder (a “Monthly Subscription Account”) for such month. The Monthly Subscription Fee shall be payable for each customer holding an ACE/NetSpend Card that is enrolled in a Monthly Subscription Account for each month or partial month that such customer remains enrolled in such Monthly Subscription Account.  The Monthly Subscription Fee shall be payable ***.  The Monthly Subscription Fee with respect to any month shall be equal to a percentage of all Monthly Customer Subscription Fees collected by NetSpend for such month, such percentage to be based on the sum of the Monthly Load Volume and Direct Deposit Load Volume for such month (such aggregate amount, the “Total Load Volume”) as follows:

Total Load Volume	Monthly Subscription Fee

<$***	$	***
>$***	$	***
>$***	$	***
>$***	$	***
>$***	$	***

3.                                      Annual Subscription Fees

NetSpend shall pay to ACE a fee with respect to each month (the “Annual Subscription Fee”) for each ACE/NetSpend Card that is enrolled in an service plan for which NetSpend collects an annual fee (“Annual Customer Subscription Fee”) from the accountholder (an “Annual Subscription Account”) for such month. The Annual Subscription Fee shall be payable for each customer holding an ACE/NetSpend Card that is enrolled in an Annual Subscription Account for each month for which NetSpend collects an Annual Customer Subscription Fee from such customer.  The Annual Subscription Fee shall be payable ***.  The Annual Subscription Fee with respect to any month shall be equal to a percentage of all Annual Customer Subscription Fees collected by NetSpend for such month, such percentage to be based on the Total Load Volume for such month as follows:

Total Load Volume	Annual Subscription Fee

<$***	$	***
>$***	$	***
>$***	$	***
>$***	$	***
>$***	$	***

4.                                      Direct Deposit Fees

NetSpend shall pay to ACE a fee with respect to each month (the “Direct Deposit Fee”) for each ACE/NetSpend Card that is enrolled in a direct deposit program (“Direct Deposit”).  The Direct Deposit Fee shall be payable ***. The Direct Deposit Fee with respect to any month shall be equal to a percentage of all dollars loaded onto ACE/NetSpend Cards via Direct Deposit for such month, such percentage to be based on the aggregate amount of dollars loaded onto ACE/NetSpend Cards via Direct Deposit during such month (such aggregate amount, the “Direct Deposit Load Volume”) as follows:

Direct Deposit Load Volume	ACE Percentage

<$***	***	%
>$***	***	%
>$***	***	%
>$***	***	%

Notwithstanding the foregoing, in the event that the Direct Deposit Load Volume for a particular month exceeds $***, the Direct Deposit Fee for such month shall be equal to the sum of (i) $*** and (ii) the product of (A) the Direct Deposit Load Volume for such month, less $*** and (B) ***%.

In addition ***

5.                                      Transaction Fees

NetSpend shall pay to ACE a fee (the “Transaction Fee”) for each purchase, ATM or other signature, PIN or debit card transaction effected by a customer using an ACE/NetSpend Card.  For purposes of this Agreement, an “ACE/NetSpend Card” is a NetSpend Card purchased directly from or through a Participating Store or on the ACE/NetSpend Acquisition Website.   An ACE/NetSpend Card so purchased shall remain an ACE/NetSpend Card notwithstanding the expiration and renewal of such ACE/NetSpend Card.   In addition, all NetSpend Cards activated on the same account as an ACE/NetSpend Card shall constitute ACE/NetSpend Cards hereunder.  For the avoidance of doubt, any NetSpend Card that would have constituted an ACE/NetSpend Card immediately prior to the Effective Date of this Agreement shall constitute an ACE/NetSpend Card after the Effective Date.  NetSpend represents and warrants to ACE that all NetSpend Cards for which ACE received Subscription Fees, Direct Deposit Fees or Transaction Fees from NetSpend immediately prior to the Effective Date constitute ACE/NetSpend Cards as defined herein.

The Transaction Fee shall be payable ***.

The Transaction Fee shall be based on the Total Load Volume for such month as follows:

Total Load Volume	Transaction Fee

<$***	$	***
>$***	$	***
>$***	$	***
>$***	$	***
>$***	$	***

6.                                      Funded Cards

With respect to each NetSpend Card that is acquired by a customer on the ACE/NetSpend Acquisition Website (an “ACE Online Acquired Card”), ACE will pay NetSpend a cash amount of $***

(the “ACE Online Acquisition Fee”).  NetSpend will offset the ACE Online Acquisition Fees accrued for a particular month against the NetSpend Fees payable to ACE for such month.

We respect to each ACE Online Acquired Card that is loaded with funds in an aggregate amount of at least $*** for the first time (an “ACE Online Funded Card”), NetSpend will pay ACE a cash amount of $*** for the month during which such ACE Online Acquired Card is so loaded (the “ACE Online Funded Card Fee”).   Notwithstanding the foregoing, ACE shall not be entitled to receive ACE Online Funded Card Fees on more than *** ACE Online Funded Cards during any Contract Year (as hereinafter defined).

For purposes of this Agreement, a “Contract Year” is the twelve (12) month period commencing on April 1, 2013 and ending on March 31, 2014 and each twelve (12) month period thereafter, as applicable, during the term of this Agreement.

Schedule 9

*** COMPENSATION

In the event that the number of *** during a Contract Year is ***, NetSpend will *** within thirty (30) days after the end of such Contract Year ***.

In the event that the number of *** during a Contract Year is ***, NetSpend will *** within thirty (30) days after the end of such Contract Year ***.

In the event that the number of *** during a Contract Year is ***, NetSpend will *** within thirty (30) days after the end of such Contract Year ***.

For purposes of this Schedule 9, ***